SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2006

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Intelsat Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22531	95-4607698
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3400 International Drive NW, Washington, D.C.	20008
(Address of Principal Executive Offices)	(Zip Code)

(202) 944-6800

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 3, 2006, the Audit Committee of the Board of Directors of Intelsat, Ltd. (“Intelsat”), which is also serving as the Audit Committee of the Boards of Directors of Intelsat’s indirect wholly-owned subsidiaries, Intelsat Holding Corporation (f/k/a/ PanAmSat Holding Corporation) and Intelsat Corporation (f/k/a/ PanAmSat Corporation), determined that Deloitte & Touche LLP (“Deloitte”), the independent registered public accounting firm for Intelsat Holding Corporation and Intelsat Corporation, which were acquired by a subsidiary of Intelsat on July 3, 2006, would be replaced by Intelsat’s independent registered public accounting firm, KPMG LLP (“KPMG”), as the independent registered public accounting firm for Intelsat Holding Corporation and Intelsat Corporation for the year ending December 31, 2006. This action dismisses Deloitte as the independent registered public accounting firm of Intelsat Holding Corporation and Intelsat Corporation for the year ending December 31, 2006. Deloitte was notified of this decision on August 3, 2006.

Deloitte’s reports on the consolidated financial statements of Intelsat Holding Corporation and Intelsat Corporation as of and for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2005 and 2004 and through August 3, 2006, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in their reports on the financial statements for such years. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K have occurred during the fiscal years ended December 31, 2005 and 2004 and through August 3, 2006.

Intelsat Holding Corporation and Intelsat Corporation requested Deloitte to furnish a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements. A copy of Deloitte’s letter, dated August 9, 2006, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2004 and 2005 and through August 3, 2006, neither Intelsat Holding Corporation and Intelsat Corporation nor anyone acting on their behalf consulted KPMG regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of Intelsat Holding Corporation and Intelsat Corporation or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

16.1	Letter to the Securities and Exchange Commission from Deloitte & Touche LLP.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2006

INTELSAT, LTD.

By:	/s/ Jeffrey Freimark
Name: Title:	Jeffrey Freimark Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2006

INTELSAT CORPORATION

By:	/s/ Jeffrey Freimark
Name: Title:	Jeffrey Freimark Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter to the Securities and Exchange Commission from Deloitte & Touche LLP.